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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): June 3, 2004
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



           Pennsylvania                    1-11152               23-1882087
     (State or other jurisdiction of  (Commission File Number) (IRS Employer
       incorporation)                                       Identification No.)




781 Third Avenue, King of Prussia, PA                           19406-1409
(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

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Item 5.       Other Events and Required FD Disclosure.

InterDigital Communications Corporation has issued a press release today announcing that its patent holding subsidiaries have entered into a worldwide, non-exclusive, royalty-bearing patent license agreement with SANYO Electric Co., Ltd, covering terminal units and infrastructure compliant with all 2G and 3G standards. A copy of the press release is attached hereto as Exhibit 99.1.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                     INTERDIGITAL COMMUNICATIONS CORPORATION


                                     By: /s/ R. J. Fagan
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                                         Richard J. Fagan
                                         Chief Financial Officer


Dated:  June 3, 2004


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                                 EXHIBIT INDEX

Exhibit No.                Description
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99.1                       Press release dated June 3, 2004